Exhibit 99.2

 2015 Non-GAAP earnings per share expected to be in excess of $6.00. As reflected in our earnings release, there are a number of items that impact the comparability of our results with those in the trailing quarter and prior quarter of last year. Any discussion of our results will exclude these items to give you a better sense of our operating results. As always, the operating information we provide to you should be used as a complement to GAAP numbers. For a complete reconciliation between our GAAP and non-GAAP results, please refer to our earnings release and the earnings reconciliation found at the end of this document. The following reported and adjusted information included in this CFO commentary is unaudited and should be read in conjunction with the Form 10-Q for the quarterly period ended September 26, 2015 and the company’s 2014 Annual Report on Form 10-K as filed with the Securities and Exchange Commission. CFO Commentary

Third-Quarter Summary In the third quarter we delivered overall results that were within our expectations. We experienced mixed demand trends. The performance by our Europe components and Europe enterprise computing solutions businesses were better than our expectations. Our Americas components and enterprise computing solutions businesses were broadly in-line with our expectations. Asia components fell short of our expectations as economic conditions and demand trends deteriorated during the quarter. Third-quarter sales were $5.7 billion advancing 2% year over year. Sales, adjusted for the impact of acquisitions and changes in foreign currencies, declined 1% year over year. Operating income was $218 million, a 6% increase year over year adjusted for changes in foreign currencies. Operating margin was unchanged year over year. Trailing 12-month cash generated from operating activities was $568 million. Global components sales were $3.69 billion. Sales increased 3% year over year adjusted for the impact of changes in foreign currencies. Third-quarter book-to-bill was 1.00. In the Americas, sales declined 4% year over year. In Europe, sales increased 11% year over year adjusted for the impact of acquisitions and changes in foreign currencies. In Asia, sales decreased 2% year over year. Global components operating margin of 4.7% decreased 30 basis points year over year principally due to the consolidation of our recent acquisitions. In enterprise computing solutions, sales of $2.01 billion increased 7% year over year. On a nine-month basis, sales grew 3% year over year adjusted for the impact of acquisitions and changes in foreign currencies. In the Americas, sales increased 11% year over year. In Europe, sales increased 15% year over year adjusted for the impact of changes in foreign currencies. Global enterprise computing solutions achieved record third-quarter operating income of $91 million and operating margin of 4.5%. In the third quarter, both global components and enterprise computing solutions sales were broadly in line with our expectations.

–Adjusted for the impact of acquisitions and changes in foreign currencies, sales decreased 1% year over year Consolidated gross profit margin was 13.0% – Flat year over year as slightly higher global components gross margin was offset by higher mix from the enterprise computing solutions business – Decreased 20 basis points quarter over quarter in line with the quarter over quarter change in 2014Operating expenses as a percentage of sales were 9.2% – Up 10 basis points year over year and quarter over quarter – As reported and adjusted for the impact of acquisitions and changes in foreign currencies, operating expenses increased 2% year over year Operating income was $218 million – Increased 1% year over year as reported – Decreased 6% year over year adjusted for the impact of acquisitions and changes in foreign currencies Operating income as a percentage of sales was 3.8% – Operating income as a percentage of sales was flat year over year Effective tax rate for the quarter was 27%

Net income was $133 million – Decreased 5% year over year – Adjusted for the impact of acquisitions and changes in foreign currencies, net income decreased by 11% year over yearEarnings per share were $1.41 and $1.40 on a basic and diluted basis, respectively – Diluted EPS was flat year over year – Adjusted for the impact of acquisitions and changes in foreign currencies, diluted EPS decreased by 7% year over year A reconciliation of non-GAAP adjusted financial measures, including sales, as adjusted, operating income, as adjusted, net income attributable to shareholders, as adjusted, and net income per share, as adjusted, to GAAP financial measures is presented in the reconciliation tables included herein.

Third-Quarter 2015 CFO Commentary Sales, adjusted for the impact of changes in foreign currencies, increased 3% year over year – Sales, as reported, decreased 1% year over year and were flat quarter over quarter Leading indicators, including lead times and cancellation rates, are in-line with historical norms Book-to-bill was 1.00, slightly above a normal seasonal level for a third quarter Gross profit dollars, adjusted for the impact of changes in foreign currencies, increased 5% year over year and decreased 2% quarter over quarter. Gross margins increased 10 basis points year over year and decreased 30 basis points quarter over quarter – Year-over-year increase principally driven by higher mix from Europe – Quarter-over-quarter decrease principally driven by seasonally higher mix from Asia and lower mix from the Americas Operating margin of 4.7% decreased 30 basis points year over year principally due to the contribution from newly acquired businesses including ATM in Asia Return on working capital decreased 340 basis points year over year due to lower operating income and higher working capital due to acquisitions Global components sales increased 3% year over year adjusted for the impact of changes in foreign currencies. Components Global

Americas Components core sales were within normal seasonality. Sales decreased 4% year over year and 1% quarter over quarter – Core sales decreased 4% year over year – Strong growth in the lighting vertical year over year – On a quarter-over-quarter basis, core sales were within normal seasonality Looking ahead to the fourth quarter, we expect sales in our core Americas components business to be in line with seasonality Components Americas

Third-Quarter 2015 CFO Commentary Sales increased 11% year over year adjusted for the impact of acquisitions and changes in foreign currencies. Components Europe$949 $896 $923 $987 $993 $600 $700 $800 $900 $1,000 $1,100 Q3–'14 Q4–'14 Q1–'15 Q2–'15 Q3–' Sales increased 11% year over year adjusted for the impact of acquistions and changes in foreign currencies – Sales, as reported, increased 5% year over year and 1% quarter over quarter – Strong growth in the transportation and lighting verticals year over year – On a quarter-over-quarter basis, core sales were within normal seasonality Looking ahead to the fourth quarter, we expect sales in our core European components business to be in line with seasonality

Third-Quarter 2015 CFO Commentary Sales decreased 2% year over year and were flat quarter over quarter – Sales decreased 1% year over year and increased 1% quarter over quarter adjusted for the impact of changes in foreign currencies – Core components sales decreased 5% year over year – Strong growth in the transportation vertical year over year – On a quarter-over-quarter basis, core sales were below normal seasonality Looking ahead to the fourth quarter, we expect sales in our core Asia-Pacific components business to be near the lower end of seasonality due to slowing economic growth in the larger countries Asia Components sales increased 1% quarter over quarter adjusted for changes in foreign currencies. Components Asia$1,270 $1,152 $1,026 $1,238 $1,241

Third-Quarter 2015 CFO Commentary Sales increased 7% year over year and decreased 6% quarter over quarter – Sales, adjusted for acquisitions and changes in foreign currencies, increased 1% year over year – On a nine-month basis, sales increased 3% year over year adjusted for the impact of acquisitions and changes in foreign currencies Gross margin was flat year over year Operating margin of 4.5% – Up 60 basis points year over year due to improved margins in the Americas and greater mix from the Americas – Operating income increased 22% year over year Return on working capital continues to excel, increasing year over year for the eighth consecutive quarter $1,882 $2,806 $1,656 $2,132 $2,006 Operating income increased 22% year over year. Enterprise Computing Solutions

Third-Quarter 2015 CFO Commentary Enterprise Computing Solutions Americas$1,263 $1,822 $1,074 $1,454 $1,407 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 Q3–'14 Q4–'14 Q1–'15 Q2–'15 Q3–'15 Sales increased 11% year over year and decreased 3% quarter over quarter – Core sales were flat year over year – Sales decreased 4% year over year adjusted for the impact of acquisitions and changes in foreign currencies – On a quarter-over-quarter basis, core sales were within with normal seasonality – Double-digit growth in software led by security and infrastructure adjusted for acquisitions and changes in foreign currencies Looking ahead to the fourth quarter, we expect sales in our core Americas value-added computing solutions business to be below the midpoint of seasonality ECS Americas captured double-digit growth in software, led by security and infrastructure.

Third-Quarter 2015 CFO Commentary $619 $984 $582 $678 $599 $400 $500 $600 $700 $800 $900 $1,000 $1,100 Q3–'14 Q4–'14 Q1–'15 Q2–'15 Q3–'15 Sales increased 15% year over year adjusted for the impact of changes in foreign currencies – Sales, as reported, decreased 3% year over year – On a quarter-over-quarter basis, sales were above normal seasonality – Strong growth in software, networking, storage, services, and industry-standard servers on a year-over-year basis adjusted for the impact of changes in foreign currencies Looking ahead to the fourth quarter, we expect sales in our core European value-added computing solutions business to be below seasonality ECS Europe captured strong growth in nearly all portfolio products during the third quarter. Enterprise Computing Solutions Europe

Third-Quarter 2015 CFO Commentary Cash Flow and Balance Sheet Highlights We repurchased $50 million of our stock in the third quarter, bringing our total cash returned to shareholders over the last 12 months to approximately $307 million. Cash Flow from Operations Cash from operating activities was negative $108 million in the quarter and was positive $568 million on a trailing 12-month basis. We converted approximately 125% of GAAP net income to cash over the last 12 months, well in excess of our target. Working Capital Working capital to sales was 16.2%. Return on working capital was 23.6%. Return on Invested Capital Return on invested capital was 9.5%. Share Buyback We repurchased $50 million of our stock, bringing our total cash returned to shareholders over the last 12 months to approximately $307 million. Debt and Liquidity Net-debt-to-last-12-months EBITDA ratio of approximately 2.4x. Our total liquidity is $2.2 billion when including our cash of $337 million.

Third-Quarter 2015 CFO Commentary Arrow Electronics Outlook Guidance We are expecting the average USD-to-Euro exchange rate for the fourth quarter to be €1.12 to $1. Based on this assumption, changes in foreign currencies will have a negative impact of approximately $215 million or 3% on sales and a negative impact of $.08 or 4% on earnings per share compared with the fourth quarter of 2014. Fourth-Quarter 2015 Guidance Consolidated Sales $6.15 billion to $6.55 billion Global Components $3.45 billion to $3.65 billion Global ECS $2.7 billion to $2.9 billion Diluted Earnings per Share* $1.75 to $1.91 * Assumes average diluted shares outstanding of 95 million.

Risk Factors The discussion of the company’s business and operations should be read together with the risk factors contained in Item 1A of its 2014 Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which describe various risks and uncertainties to which the company is or may become subject. If any of the described events occur, the company’s business, results of operations, financial condition, liquidity, or access to the capital markets could be materially adversely affected. Information Relating to Forward- Looking Statements This press release includes forward-looking statements that are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: industry conditions, company’s implementation of its new enterprise resource planning system, changes in product supply, pricing and customer demand, competition, other vagaries in the global components and global enterprise computing solutions markets, changes in relationships with key suppliers, increased profit margin pressure, effects of additional actions taken to become more efficient or lower costs, risks related to the integration of acquired businesses, changes in legal and regulatory matters, and the company’s ability to generate additional cash flow. Forward-looking statements are those statements which are not statements of historical fact. These forward-looking statements can be identified by forward-looking words such as “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “believes,” “seeks,” “estimates,” and similar expressions. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements. For a further discussion of factors to consider in connection with these forward-looking statements, investors should refer to Item 1A Risk Factors of the company’s Annual Report on Form 10-K for the year ended December 31, 2014.

The company believes that such non-GAAP financial information is useful to investors to assist in assessing and understanding the company’s operating performance. In addition to disclosing financial results that are determined in accordance with accounting principles generally accepted in the United States (“GAAP”), the company also provides certain non-GAAP financial information relating to sales, operating income, net income attributable to shareholders, and net income per basic and diluted share. The company provides sales on a non-GAAP basis adjusted for the impact of changes in foreign currencies and the impact of acquisitions by adjusting the company’s operating results for businesses acquired, including the amortization expense related to acquired intangible assets, as if the acquisitions had occurred at the beginning of the earliest period presented (referred to as “impact of acquisitions”). Operating income, net income attributable to shareholders, and net income per basic and diluted share are adjusted for certain charges, credits, gains, and losses that the company believes impact the comparability of its results of operations. These charges, credits, gains, and losses arise out of the company’s efficiency enhancement initiatives, acquisitions (including intangible assets amortization expense), loss on prepayment of debt, and (gain)/loss on investments. A reconciliation of the company’s non-GAAP financial information to GAAP is set forth in the tables below. The company believes that such non-GAAP financial information is useful to investors to assist in assessing and understanding the company’s operating performance and underlying trends in the company’s business because management considers these items referred to above to be outside the company’s core operating results. This non- GAAP financial information is among the primary indicators management uses as a basis for evaluating the company’s financial and operating performance. In addition, the company’s Board of Directors may use this non-GAAP financial information in evaluating management performance and setting management compensation. The presentation of this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for, or alternative to, operating income, net income attributable to shareholders and net income per basic and diluted share determined in accordance with GAAP. Analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, data presented in accordance with GAAP. Certain Non-GAAP Financial Information

Third-Quarter 2015 Commentary Q3 2015 Q2 2015 Q3 2014 Operating income, as Reported $185,794 $206,943 $199,816 Intangible assets amortization expense 14,269 C13,917 F11,108 Restructuring, integration, and other O charges17,756 17,147 3,935 Operating income, as Adjusted $217,819 $238,007 $214,859

Q3-15 Intangible Assets Amortization Expense During the third quarter of 2015, the company recorded intangible assets amortization expense of $14.3 million ($11.5 million net of related taxes or $.12 per share on both a basic and diluted basis). Q3-15 Restructuring, Integration, and Other Charges During the third quarter of 2015, the company recorded restructuring, integration, and other charges of $17.8 million ($12.6 million net of related taxes or $.13 per share on both a basic and diluted basis). Q2-15 Intangible Assets Amortization Expense During the second quarter of 2015, the company recorded intangible assets amortization expense of $13.9 million ($11.2 million net of related taxes or $.12 per share on both a basic and diluted basis). Q2-15 Restructuring, Integration, and Other Charges During the second quarter of 2015, the company recorded restructuring, integration, and other charges of $17.1 million ($12.9 million net of related taxes or $.13 per share on both a basic and diluted basis). Q2-15 Loss on investment During the second quarter of 2015, the company recorded a loss on investment of $1.5 million ($0.9 million net of related taxes or $.01 per share on both a basic and diluted basis). Q3-14 Intangible Assets Amortization Expense During the third quarter of 2014, the company recorded intangible assets amortization expense of $11.1 million ($9.1 million net of related taxes or $.09 per share on both a basic and diluted basis). Q3-14 Restructuring, Integration, and Other Charges During the third quarter of 2014, the company recorded restructuring, integration, and other charges of $3.9 million ($2.6 million net of related taxes or $.03 per share on both a basic and diluted basis). Q3-14 Gain on investment During the third quarter of 2014, the company recorded a gain on investment of $29.7 million ($18.3 million net of related taxes or $.19 and $.18 per share on a basic and diluted basis, respectively).